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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
Southwest Water Company

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

KPMG LLP
Los Angeles, California

July 6, 2001